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                                                                    EXHIBIT 99.2


     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Vincent J. Lombardo, Vice President and Chief Financial Officer of Ablest Inc. (the "Company"), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Quarterly Report on Form 10-Q of the Company for the period ended March 30, 2003 (the "Report"), which this certification accompanies, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                    /s/  Vincent J. Lombardo
                                  --------------------------------------------
                                  Vincent J. Lombardo,
                                  Vice President, Chief Financial Officer,
                                  Treasurer and Secretary



April 30, 2003